Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Europa Acquisition V (the "Company"), Inc. for the quarter ended March 31, 2011 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Reichard, President and prinicpal financial officer of the Company. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly represents in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011	By:	/s/ Peter Reichard
Peter Reichard
President and principal financial officer